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                                                                   Exhibit 10.28

                                 AMENDMENT NO. 1
                                  TO AGREEMENT

         THIS AMENDMENT NO. 1 dated as of February 9, 2000 (herein called the Amendment")is entered into by and between TOLLGRADE COMMUNICATIONS, INC. (the "Corporation") and TIMOTHY O'BRIEN (the "Executive").

         WHEREAS, the Corporation and the Executive entered into an agreement dated as of December 20, 1999 to provide for compensation of the Executive upon termination of employment under certain circumstances relating to a change in control of the Corporation (herein referred to as the "Agreement"); and

         WHEREAS, the Corporation and the Executive desire to amend the Agreement to revise certain terms of the Agreement, upon the terms and conditions stated in this Amendment.

         NOW, THEREFORE, in consideration of the promises and the faithful performance of the mutual covenants herein contained, and intending to be legally bound hereby, the Corporation and the Executive agree that the Agreement shall be modified as follows:

1. Capitalized terms used herein and not otherwise defined in this Amendment shall have the meaning assigned to them in the Agreement.

2. Section 4(b)(ii)(A)(3) of the Agreement shall be replaced in its entirety with the following:

         "a number equal to the greater of (i) one (1.0) or (ii) thirty six (36) less the number of completed months commencing after the date of the Change-in-Control during which the Executive was employed by the Corporation and did not have Good Reason for Termination times (iii) one twelfth (1/12)"

3. Except as modified by this Amendment No. 1, the provisions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 as of the date hereof by their duly authorized officers.

TOLLGRADE COMMUNICATIONS, INC.

By:      /s/ Sara M. Antol
   -------------------------------------

Print Name:       Sara M. Antol
           -----------------------------

Title:   Chief Counsel & Secretary
      ----------------------------------

         /s/ Timothy O'Brien
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SCHEDULE 10.28

Amendment No. 1 to Change in Control Agreement were entered into between the Company and Joseph O'Brien, William J. Gumbert, Lawrence J. Fey, Gary Gump, G. Wayne Lloyd, Michael D. McSparrin, Donald J. Pavlek, Mark B. Peterson, Scott Robbins and Roger Smith, which were substantially identical to that filed as
Exhibit 10.28.



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